UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGCP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 14, 2020, BGC Partners, Inc. (the “Registrant,” “BGC Partners,” “BGC,” or the “Company”) announced that Shaun D. Lynn has been appointed Vice Chairman of the Company, effective October 1, 2020, and will transition from his current role of President through September 2020. Mr. Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of the Company, will continue to manage the day-to-day activities of the business alongside the Company’s other executives and senior management. In his new role, Mr. Lynn will no longer serve as an executive officer of the Company.

A copy of the press release announcing these changes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 14, 2020, in connection with Mr. Lynn’s appointment to Vice Chairman of the Company, Mr. Lynn entered into an amended deed of adherence (the “Amended Deed”) with BGC Services (Holdings) LLP (the “U.K. Partnership”) which amends the Amended and Restated Deed of Adherence, dated December 14, 2016, between Mr. Lynn and the U.K. Partnership (the “Lynn Deed”). The Amended Deed amends the Lynn Deed by, among other things, (i) stating that effective as of October 1, 2020, Mr. Lynn shall no longer be responsible for the day-to-day operations of the brokerage business of BGC Partners, Inc.; (ii) reducing the target allocation of profit for each Financial Period (as that term is defined in the Lynn Deed) during the term of the Deed, effective October 1, 2020, from 300% to 100% of annualized Allocation Monthly Advanced Drawings (as that term is defined in the Lynn Deed); and (iii) adjusting the portion paid in cash and non-cash grants effective on the same date. The Compensation Committee of the Company’s Board of Directors approved the Amended Deed.

The foregoing description of the Amended Deed does not purport to be complete and is qualified in its entirety by reference to the full text of such document that is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Discussion of Forward-Looking Statements about BGC

Statements in this document and the attached press release regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Deed of Amendment, dated August 14, 2020, between Shaun D. Lynn and BGC Services (Holdings) LLP

99.1	BGC Partners, Inc. press release dated August 14, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: August 14, 2020	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Form 8-K, dated August 14, 2020, regarding Shaun Lynn]